SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549


                               _________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               _________________


                       Date of Report: January 23, 2003
                       (Date of earliest event reported)


                                     REFAC
              (Exact Name of Registrant as Specified in Charter)


           Delaware                        0-7704                   13-1681234
(State or Other Jurisdiction        (Commission File Number)       (IRS Employer
     of Incorporation)                                            Identification
                                                                       No.)


                  115 River Road, Edgewater, New Jersey 07020
                   (Address of Principal Executive Offices)


                                (201) 943-4400
             (Registrant's telephone number, including area code)

Item 5.  Other events

The registrant has entered into (i) Amendment No. 3 to the Agreement and Plan of Merger, dated as of December 12, 2002, with Palisade Concentrated Equity Partnership, L.P. and Palisade Merger Corp, (ii) the First Amendment to the Second Amended and Restated Employment Agreement between Robert L. Tuchman and Refac, dated as of January 23, 2003, (iii) the Fourth Amended and Restated Employment Agreement between Robert L. Tuchman and Refac, dated as of January 23, 2003, (iv) the Second Amendment to the Employment Agreement between Raymond A. Cardonne, Jr. and Refac, dated as of January 23, 2003, (v) the Third Amendment to the Employment Agreement between Raymond A. Cardonne, Jr. and Refac, dated as of January 23, 2003, and (vi) the First Amendment to the Refac Technology Development Corporation 1998 Stock Incentive Plan, dated as of January 23, 2003. Copies of such amendments are filed herewith as Exhibits
10.1 through 10.6 and are incorporated herein by reference.


                                   SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     REFAC

Date: January 24, 2003                      By:   /s/ Robert L. Tuchman
      ----------------                          ------------------------------
                                                Robert L. Tuchman
                                                Chief Executive Officer,
                                                President and General Counsel

                                   EXHIBITS

10.1 Amendment No. 3 to the Agreement and Plan of Merger, dated as of January 23, 2003, by and among Palisade Concentrated Equity Partnership, L.P., Palisade Merger Corp. and Refac.

10.2 Fourth Amended and Restated Employment Agreement between Robert L. Tuchman and Refac, dated as of January 23, 2003.

10.3 First Amendment to the Second Amended and Restated Employment Agreement between Robert L. Tuchman and Refac, dated as of January 23, 2003.

10.4 Second Amendment to the Employment Agreement between Raymond A. Cardonne, Jr. and Refac, dated as of January 23, 2003.

10.5 Third Amendment to the Employment Agreement between Raymond A. Cardonne, Jr. and Refac, dated as of January 23, 2003.

10.6 First Amendment to the Refac Technology Development Corporation 1998 Stock Incentive Plan, dated as of January 23, 2003.

Exhibit 10.1


              AMENDMENT NO. 3 TO THE AGREEMENT AND PLAN OF MERGER
              ---------------------------------------------------

         THIS AMENDMENT NO. 3 TO THE AGREEMENT AND PLAN OF MERGER (this "Amendment") is dated as of January 23, 2003, by and among Palisade Concentrated Equity Partnership, L.P., a Delaware limited partnership ("Palisade"), Palisade Merger Corp., a Delaware corporation and a direct wholly-owned subsidiary of Palisade ("Merger Sub"), and Refac, a Delaware corporation (the "Company").


                             W I T N E S S E T H:

         WHEREAS, Palisade, Merger Sub and the Company entered into an Agreement and Plan of Merger, dated as of August 19, 2002, which was amended pursuant to Amendment No. 1 to the Agreement and Plan of Merger, dated as of October 21, 2002 and Amendment No. 2 to the Agreement and Plan of Merger, dated as of December 12, 2002 (as amended, the "Agreement");

         WHEREAS, pursuant to Section 9.04 of the Agreement, the Agreement may be amended by a written instrument duly executed by or on behalf of each party thereto; and

         WHEREAS, Palisade, Merger Sub and the Company desire to amend the Agreement on the terms hereinafter set forth.

         NOW, THEREFORE, Palisade, Merger Sub and the Company, intending to be legally bound, hereby agree to the following amendments to the Agreement:

    1. Definitions. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

    2. Amendment to Section 2.01(d) of the Agreement. Section 2.01(d) of the Agreement shall be amended and restated in its entirety to read as follows:

                           "Payment Right. Each holder of the shares of
                  Surviving Corporation Stock issued pursuant to Section 2.01(c)(ii) shall be entitled to receive in exchange for each such one whole share the amount determined pursuant to clauses (i)-(iii) below (the "Payment Right"), if such holder (or such holder's estate or heirs, or any other Person (as defined in Section 4.01) to whom such holder transfers such shares without value) tenders such shares of Surviving Corporation Stock to the Surviving Corporation as provided in Section 2.01(f), provided that such holder (or such holder's estate or heirs, or any other Person to whom such holder transfers such shares without value) continues to beneficially own such shares of Surviving Corporation Stock obtained pursuant to Section 2.01(c)(ii) during the entire period between the Closing Date and June 30, 2005, and provided further that:

                                    (i) If the Surviving Corporation has not
                           realized Liquid Distributable Assets (as defined below) of at least $14 million by March 31, 2003, then the Payment Right shall be equal to (A) $5.50 minus (B) an amount equal to the product of (x) the difference between $14 million and the actual amount of Liquid Distributable Assets realized and
                           (y) 1.25, divided by (z) the sum of (1) 697,062 and
                           (2) twenty percent of the number of shares of Company Common Stock issued between August 19, 2002 and the Closing Date pursuant to the exercise of Company Options (as defined in Section 2.01(h)).

                                    (ii) If the Surviving Corporation has not
                           realized Liquid Distributable Assets of at least $18 million by June 30, 2005, then the Payment Right shall be equal to (A) the lesser of $5.50 and the Payment Right calculated pursuant to 2.01(d)(i) above, minus (B) an amount equal to the June 30, 2005 Deficiency divided by the sum of (1) 697,062 and (2) twenty percent of the number of shares of Company Common Stock issued between August 19, 2002 and the Closing Date pursuant to the exercise of Company Options. For purposes of this Section 2.01(d)(ii), "June 30, 2005 Deficiency" shall mean the difference between $18 million and the sum of
                           (x) the actual amount of Liquid Distributable Assets realized by June 30, 2005 and (y) the shortfall, if any, between $14 million and the amount of Liquid Distributable Assets realized by March 31, 2003.

                                    (iii) If the Surviving Corporation has
                           realized Liquid Distributable Assets as of June 30, 2005 in excess of $18 million, then the Payment Right shall be equal to (A) the lesser of $5.50 and the Payment Right calculated pursuant to 2.01(d)(i) above, plus (B) a number equal to (1) 60% of such excess divided by (2) the sum of 697,062 and twenty percent of the number of shares of Company Common Stock issued between August 19, 2002 and the Closing Date pursuant to the exercise of Company Options (as defined in Section 2.01(h)).

                           For purposes of this Section 2.01(d), "Liquid
                  Distributable Assets" shall mean an amount of assets generated through (A) the sale of the Surviving Corporation's business segments and assets existing as of the Closing Date, Receivables (as defined below) and tax refunds collected after the Closing Date for taxes paid prior to the Closing Date plus the value of Tax Attributes (as defined below), plus (B) the Company's cash and cash equivalents as of the Closing Date, plus (C) interest earned or imputed on the items set forth in clauses (A) and (B), calculated net of (w) taxes paid, (x) actual operating expenses and liabilities incurred through March 31, 2003 or June 30, 2005, as applicable, (y) any incentive paid or payable to Robert Tuchman and/or Ray Cardonne with respect to the periods from the Closing Date through March 31, 2003, or June 30, 2005, as applicable, net of related tax benefits, and (z) any reserve necessary to cover future costs of completing the sale of business segments and assets of the Surviving Corporation (in calculating such reserves, future expectancies of additional Liquid Distributable Assets shall be taken into account, and any possible claim by the Internal Revenue Service that has neither been asserted nor threatened shall not be taken into account; asserted or threatened claims by the Internal Revenue Service shall be taken into account only if asserted in writing or, if oral, reduced to writing within 20 days, and only to the extent of a reasonable estimate of the ultimate liability, after discussion with the Board Observers). Notwithstanding the foregoing, Liquid Distributable Assets shall be calculated (1) as if the payment of fees and expenses pursuant to Section 9.03(b) had not occurred and
                  (2) without including any proceeds resulting from exercise of Company Options pursuant to Section 2.01(h).

                           For purposes of this Agreement, the terms:

                                    (I) "Tax Attribute" shall mean, (1) as of
                           March 31, 2003, any item of loss, deduction, expense, credit or other tax attribute held by the Surviving Corporation or its Subsidiaries immediately after March 31, 2003 that is available to offset taxable income of the Company (or, after the Effective Time, the Surviving Corporation) or its Subsidiaries attributable to any taxable period (whether such taxable period begins before, on or after the Closing Date), to the extent such tax attribute has not been used to obtain a tax refund described in Section 2.01(d)(A) above; and (2) as of June 30, 2005, any item of loss, deduction, expense, credit or other tax attribute held by the Surviving Corporation or its Subsidiaries immediately after March 31, 2003 that is actually used (or can be used, upon filing of a tax return for any taxable period ending before, on, or which includes June 30, 2005) to offset taxable income of the Company (or, after the Effective Time, the Surviving Corporation) or its Subsidiaries attributable to any taxable period ending on or before June 30, 2005, or, in the case of a taxable period that includes June 30, 2005, the portion of such taxable period that ends on June 30, 2005, to the extent such tax attribute has not been used to obtain a tax refund described in Section 2.01(d)(A) above. With respect to any taxable period that includes but does not end on June 30, 2005, the amount of taxable income attributable to such taxable period that may be offset by Tax Attributes shall be the amount of taxable income which would be offset if the relevant taxable period had ended on June 30, 2005. For purposes of this Agreement, the amount of any Tax Attribute held by the Surviving Corporation and its Subsidiaries immediately after March 31, 2003 shall be determined as if the taxable period of the Surviving Corporation and its Subsidiaries that includes March 31, 2003 ended on March 31, 2003.

                                    (II) "Receivables" shall mean (1) as of
                           March 31, 2003, the collection of revenue streams existing as of the Closing Date and the collection, maturity or conversion of the Surviving Corporation's assets existing as of the Closing Date (including, but not limited to, note payments and accounts receivable), and (2) as of June 30, 2005, the amounts actually collected pursuant to clause (1) by the Surviving Corporation through such date.

                           The Surviving Corporation shall determine the
                  amounts of Liquid Distributable Assets, which shall include the amount of Liquid Distributable Assets available on the Closing Date, through March 31, 2003, and thereafter through June 30, 2005, as applicable. From and after the Closing Date, Palisade shall cause the Surviving Corporation to, and the Surviving Corporation shall, maintain a separate accounting with respect to the Liquid Distributable Assets, and the costs related thereto shall be excluded in determining the amount of Liquid Distributable Assets. To the extent the Surviving Corporation incurs any indebtedness, pays any interest with respect to such indebtedness, acquires any assets, incurs any expenses or takes any other action not directly related to efforts to monetize the Company's assets, or to operate the Company's business, in each case as of the Closing Date, any such indebtedness, interest, expenses or other action shall be excluded under such accounting in determining the amount of Liquid Distributable Assets and Tax Attributes."

    3. Amendment to Section 2.01(f)(ii) of the Agreement. Section 2.01(f)(ii) of the Agreement shall be amended and restated in its entirety to read as follows:

                           "The Board Observers shall promptly review such
                  calculation and, if either Board Observer disagrees with such calculation, such Board Observer shall provide written notice of such disagreement to the Surviving Corporation on or before August 5, 2005. Upon receiving such notice, the Surviving Corporation and the Board Observers shall in good faith work together to resolve such disagreement by August 31, 2005."

    4. Limited Effect. Except as expressly specified herein, the terms and provisions of the Agreement shall continue and remain in full force and effect and shall remain the valid and binding obligation of the parties thereto in accordance with its terms.

    5. Counterparts. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

    6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware applicable to a contract executed and performed in such State without giving effect to the conflicts of laws principles thereof.


         IN WITNESS WHEREOF, each party hereto has caused this Amendment to be duly executed as of the day and year first above written.

                               PALISADE CONCENTRATED EQUITY
                                 PARTNERSHIP, L.P.

                               By: Palisade Concentrated Holdings, L.L.C.,
                                   General Partner


                               By:   /s/ Steven Berman
                                     -------------------------------
                                     Name:    Steven Berman
                                     Title:   Member



                               PALISADE MERGER CORP.


                               By:   /s/ Steven Berman
                                     -------------------------------
                                     Name:    Steven Berman
                                     Title:   President



                               REFAC


                               By:  /s/ Robert L. Tuchman
                                    ---------------------
                                    Name:  Robert L. Tuchman
                                    Title: President and CEO

Exhibit 10.2

         THIS FOURTH AMENDED AND RESTATED EMPLOYMENT AGREEMENT (the "Agreement") made as of January 23, 2003 between REFAC, a Delaware corporation ("REFAC"), and Robert L. Tuchman ("TUCHMAN").

         TUCHMAN is currently employed by REFAC under a Second Amended and Restated Employment Agreement dated as of December 13, 1996 and amended by agreements dated as of January 20, 1999, March 21, 2002 and January 23, 2003 (the "Prior Agreement").

         REFAC entered into an Agreement and Plan of Merger by and among REFAC, Palisade Concentrated Equity Partnership, L.P. ("Palisade") and Palisade Merger Corp. (the "Merger Sub"), as amended (the "Merger Agreement") pursuant to which the Merger Sub will merge with and into REFAC (the "Merger") and REFAC will become a subsidiary of Palisade.

         TUCHMAN entered into a Third Amended and Restated Employment Agreement dated as of November 20, 2002 (the "Third Agreement") which, by the terms of such agreement, would have been effective as of the "Effective Time" (as defined in the Merger Agreement) but shall instead be superseded by this Agreement as of the date hereof.

         Following the Merger, the parties hereto desire to continue TUCHMAN's employment upon the terms and conditions hereinafter set forth.

         Effective as of the Effective Time, the parties hereto desire to modify the contractual arrangements between them and replace them with this Agreement.

         In consideration of the premises and the respective agreements of the parties herein contained, the parties hereto, intending to be legally bound, agree as follows:

         1. Employment. Subject to the provisions hereof, following the Effective Time, REFAC shall continue to employ TUCHMAN and TUCHMAN shall continue to serve as the Chief Executive Officer, President, and General Counsel of REFAC with full responsibility for the supervision of all corporate affairs.

         2. Term. The employment of TUCHMAN by REFAC hereunder will continue from the Effective Time until March 31, 2004, (the "Employment Period") unless further extended by agreement of TUCHMAN and REFAC or until sooner terminated as hereinafter provided.

         3. Duties.

         (a) Regular Duties. During the Employment Period, TUCHMAN will continue to perform such duties and have such powers as are customary for the chief executive officer, president and general counsel of publicly-held corporations of a size and engaging in a business comparable to REFAC.

         (b) Liquidation. In addition to the services rendered under Section 3(a) above, TUCHMAN shall be responsible for REFAC's efforts to liquidate.

         (c) Responsible to the Board. TUCHMAN will report and be directly responsible to the Board of Directors of REFAC (the "Board").

         (d) Time Devoted to REFAC's Affairs. TUCHMAN will devote substantially all his working time and efforts to the business and affairs of REFAC and will not, without the express prior authorization of the Board, have any active engagement in or responsibility with respect to any business or commercial enterprise other than REFAC or a subsidiary of REFAC.

         (e) Post Employment Services. It is contemplated that some of REFAC's assets may be sold in exchange for contract rights that include periodic payments and that some of the royalty agreements might be collected until maturity rather than sold. In such event and with respect to such contracts, TUCHMAN agrees to be responsible for the contract administration, which shall include invoicing (where appropriate), collecting the periodic payments, monitoring performance, and record keeping. TUCHMAN shall be reimbursed for all of his out-of-pocket costs associated therewith and will perform these services on a part-time basis.

         4. Place of Performance. In connection with TUCHMAN's employment by REFAC, TUCHMAN will be based in the New York City metropolitan area, except for required travel on REFAC's business to an extent consistent with REFAC's business requirements and his responsibilities hereunder.

         5. Base Salary and Incentive Compensation.

         (a) Base Salary. During the Employment Period, TUCHMAN's salary will be $300,000 per annum. Payment of such salary will be made in accordance with REFAC's customary pay practices for senior officers and will be subject to such payroll deductions as are required by law or by the terms of any applicable benefit plan of REFAC.

         (b) Incentive Compensation. During the Employment Period, TUCHMAN shall use reasonable efforts, consistent with prudent and reasonable business judgment, to convert REFAC's assets into cash and securities in order to maximize the payment available to REFAC's stockholders pursuant to Section 2.01(d) of the Merger Agreement. As incentive compensation for this undertaking, TUCHMAN (or in the case of death, TUCHMAN's estate) will be entitled to receive a bonus (a "Success Bonus") in consideration of his successful performance of his duties described. Such Success Bonus shall be an amount equal to 16% of the "GLDA" (as hereinafter defined), if any, provided, however, that TUCHMAN shall not be entitled to such Success Bonus if TUCHMAN'S employment is terminated prior to the expiration of the Employment Period (1) by TUCHMAN without Good Reason (as hereinafter defined or (2) by REFAC for Cause (as hereinafter defined).

         As used herein "GLDA" shall mean an amount equal to:

         1. the "Liquid Distributable Assets" as of June 30, 2005, as calculated under Section 2.01(d) of the Merger Agreement, PLUS

         2. any incentive compensation payable to TUCHMAN and/or Raymond A. Cardonne, PLUS

         3. any signing bonuses or retention payments previously made to TUCHMAN and/or Raymond A. Cardonne LESS

         4. the sum of $17,843,602.

         (b) Payment of Success Bonus. REFAC shall pay TUCHMAN his Success Bonus, if any, at the same time that shareholders become entitled to amounts described in Section 2.01(d) of the Merger Agreement, regardless of whether such Success Bonus becomes payable after the expiration of the Employment Period.

         6. Signing Bonus. At the Effective Time, REFAC will pay TUCHMAN a one time cash bonus of $800,000.

         7. Retention Payments. If TUCHMAN is employed by REFAC, Palisade or one of their respective subsidiaries on the retention payment dates set forth below (each, a "Retention Payment Date"), REFAC will pay to TUCHMAN the retention payment set forth below with respect to such Retention Payment Date (each, a "Retention Payment") within seven (7) days following such Retention Payment Date:

       -------------------------------------------------------------
      | Retention Payment           | Retention Payment Date        |
      | ----------------------------| ------------------------------|
      | $200,000                    | The earlier of:               |
      |                             | (i) the first                 |
      |                             | anniversary of the            |
      |                             | Effective Time, or (ii)       |
      |                             | March 31, 2004                |
      | ----------------------------| ------------------------------|
      | $100,000                    | January 1, 2004               |
      | ----------------------------| ------------------------------|
      | $200,000                    | March 31, 2004                |
       -------------------------------------------------------------


         8. Fringe Benefits, Expenses and Related Matters.

         (a) Expenses. During Employment Period, TUCHMAN will be entitled to receive prompt reimbursement for all reasonable expenses incurred by TUCHMAN in performing services hereunder, including all reasonable expenses of travel and living expenses while away from home on business or at the request of and in the service of REFAC, provided that such expenses are incurred and accounted for in accordance with the policies and procedures established by REFAC.

         (b) Automobile. During the Employment Period, REFAC will provide TUCHMAN with an automobile with a maximum monthly lease payment of $650.

         (c) Other Benefits. TUCHMAN will be entitled to participate in or receive benefits under any employee benefit plan or arrangement now or in the future made available by REFAC generally to its executive employees, subject to and on a basis consistent with the terms, conditions and overall administration of such plans and arrangements, including health insurance and life insurance benefits.

         (d) Vacations. TUCHMAN will be entitled to four weeks of paid vacation per calendar year, prorated for any portion thereof and to all paid holidays given by REFAC in accordance with REFAC's regular paid holidays policy.

         9. Facilities and Support Services Furnished. REFAC will furnish TUCHMAN with office space, secretarial assistance and such other facilities and services as shall be suitable to TUCHMAN's position and adequate for the performance of his duties as herein set forth.

         10. Termination. TUCHMAN's employment hereunder may be terminated under the following circumstances:

         (a) Death. TUCHMAN's employment hereunder will terminate immediately upon his death.

         (b) Disability. REFAC may terminate TUCHMAN's employment hereunder if TUCHMAN should become permanently disabled. For the purposes of this Agreement, permanent disability ("Disability") means TUCHMAN's inability, by virtue of physical or mental illness or injury, to perform his regular duties on a full-time, continuous basis for 120 consecutive days. TUCHMAN's disability will be established if a qualified medical doctor selected by the parties so certifies in writing. If the parties are unable to agree on the selection of such a doctor, each party will designate a qualified medical doctor who together will select a third doctor who will make the determination. TUCHMAN will make himself available for an examination by a doctor selected in accordance with this paragraph (b).

         (c) Cause. REFAC may terminate TUCHMAN's employment hereunder for Cause at any time during the Employment Period hereof as hereinafter set forth. For purposes of this Agreement, REFAC will have "Cause" to terminate TUCHMAN's employment hereunder upon (i) the willful and continued failure, in the reasonable judgment of the Board, by TUCHMAN to perform substantially his duties with REFAC (other than any such failure resulting from his death or Disability) after a written demand for substantial performance is delivered to TUCHMAN by the Board which specifically identifies the manner in which it is believed that TUCHMAN has not substantially performed his duties or (ii) the conviction of TUCHMAN (or the entering by TUCHMAN of a plea of guilty or nolo contendere) for any felony or any lesser crime which involved REFAC or its property. For purposes of clause (i) of this definition, no act, or failure to act, on TUCHMAN's part shall be deemed "willful" unless done, or omitted to be done, by TUCHMAN not in good faith and without reasonable belief that his act, or failure to act, was in the best interest of REFAC. Notwithstanding the foregoing, TUCHMAN will not be deemed to have been terminated for Cause within the meaning of clause (i) without (1) reasonable notice to TUCHMAN setting forth the reasons for REFAC's intention to terminate for Cause, (2) an opportunity for TUCHMAN, together with his counsel, to be heard before the Board, and (3) delivery to TUCHMAN of a Notice of Termination, as defined in paragraph (e) of this Section 10, from the Board finding that, in the good faith opinion of the Board, clause (i) hereof may be invoked, and specifying the particulars thereof in detail.

         (d) Good Reason. TUCHMAN may terminate his employment with REFAC for Good Reason at any time during the Employment Period. For purposes of this Agreement, TUCHMAN will have "Good Reason" to terminate his employment with REFAC upon: (i) the assignment to TUCHMAN of any duties materially inconsistent with his status as Chief Executive Officer of REFAC or a substantial adverse alteration in the nature or status of his responsibilities, giving due regard to the intention of Palisade for REFAC to acquire new businesses which may not be under the management control of TUCHMAN; (ii) a reduction by REFAC in TUCHMAN's Base Salary set forth in
Section 5 hereof; (iii) the relocation of TUCHMAN's principal place of employment to a location more than thirty-five (35) miles from TUCHMAN's principal place of employment; (iv) the failure by REFAC to pay to TUCHMAN any portion of the TUCHMAN's current compensation within seven (7) days of the date such compensation is due; and (v) any other material breach of this Agreement by REFAC which is not cured within ten (10) days of a written notice by TUCHMAN. TUCHMAN's right to terminate his employment for Good Reason shall not be affected by his incapacity due to physical or mental illness. TUCHMAN's continued employment shall not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

         (e) Notice of Termination. Any termination of TUCHMAN's employment by REFAC or by TUCHMAN (other than termination pursuant to Section 10(a)) during the Employment Period will be communicated by written Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" means a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of TUCHMAN's employment under the provision so indicated.

         (f) Date of Termination. "Date of Termination" shall mean (i) if TUCHMAN's employment is terminated by his death, the date of his death, (ii) if TUCHMAN's employment is terminated pursuant to paragraph (b) of this
Section 10, three weeks after Notice of Termination, (iii) if TUCHMAN's employment is terminated pursuant to paragraph (c) or (d) of this Section 10, the date specified in the Notice of Termination, and (iv) if TUCHMAN's employment is terminated for any other reason, the date specified in the Notice of Termination.

         (g) TUCHMAN Cooperation. From and after the earlier to occur of (i) delivery of a Notice of Termination and (ii) termination of TUCHMAN's employment hereunder (other than termination due to TUCHMAN's death) TUCHMAN will, to the best of his knowledge, disclose or provide for the disclosure to REFAC or any successor thereof, orally or in writing as appropriate, all information of a material nature relating to existing or prospective clients and licensees and as to any other matters in which TUCHMAN shall prior to his Date of Termination have been personally involved or as to which TUCHMAN will have acquired special knowledge, and TUCHMAN will thereafter answer to the best of his knowledge any questions that REFAC may from time to time submit with respect to any such aforesaid matters.

         11. Compensation Upon Termination or During Disability.

         (a) Disability. During any period that TUCHMAN fails or is unable to perform his duties hereunder as a result of Disability, TUCHMAN will continue to receive his full salary at the rate then in effect for such period until his employment is terminated, provided that such payments will be reduced by the amounts, if any, paid to TUCHMAN under any disability benefit plans of REFAC or under the Social Security disability insurance program. Following the termination of his employment, TUCHMAN's benefits will be determined in accordance with REFAC's retirement, insurance, and other applicable programs and plans then in effect, if any. Following the termination of TUCHMAN's employment due to Disability, TUCHMAN shall remain eligible to receive any Success Bonus payable pursuant to Section 5 of this Agreement.

         (b) Death. If TUCHMAN's employment should be terminated by his death, REFAC will (i) pay any accrued salary and other compensation and benefits through the date of death to TUCHMAN's spouse, or, if he leaves no spouse, to his estate, (ii) pay or cause the payment to TUCHMAN's beneficiary, or if he specified no beneficiary, to his estate, the death benefits payable pursuant to REFAC's life insurance program in effect at the date of death, if any, and
(iii) pay any Success Bonus payable to TUCHMAN pursuant to Section 5 of this Agreement, to TUCHMAN's spouse, or, if he leaves no spouse, to his estate.

         (c) Cause. If TUCHMAN's employment should be terminated by REFAC for Cause or by TUCHMAN during the Employment Period, REFAC will pay TUCHMAN his full salary through the Date of Termination at the rate in effect at the time Notice of Termination is given, plus all other amounts to which TUCHMAN is entitled as of the Date of Termination under any benefit plan of REFAC at the time such payments are due, and REFAC will have no further obligations to TUCHMAN under this Agreement.

         (d) Without Cause. TUCHMAN's employment with REFAC may not be terminated by REFAC during the Employment Period for reasons other than those described in Section 10(a), 10(b) or 10(c) unless, prior to such termination TUCHMAN has together with his counsel had an opportunity to appear and be heard at a meeting of the Board which was called and held (after reasonable notice to TUCHMAN) for the purpose of considering such a termination. In the event that TUCHMAN's employment is terminated by REFAC during the Employment Period for reasons other than those described in Section 10(a), 10(b) or 10(c), REFAC will (i) pay TUCHMAN a lump sum equal to the sum of (A) his full salary that would have been payable for the remainder of the Employment Period absent such termination at the rate in effect at the time Notice of Termination is given and (B) all Retention Payments not previously paid and
(ii) provide, except to the extent that TUCHMAN shall receive similar benefits from a subsequent employer, the life, health and similar welfare benefits which TUCHMAN would have been entitled to during the remainder of the Employment Period absent such termination under any such benefit plan of REFAC. Following the termination of TUCHMAN'S employment by REFAC without Cause, TUCHMAN shall remain eligible to receive any Success Bonus payable pursuant to Section 5 of this Agreement.

         (e) Good Reason. In the event that TUCHMAN's employment is terminated by TUCHMAN during the Employment Period for Good Reason, REFAC will (i) pay TUCHMAN a lump sum equal to the sum of (A) his full salary that would have been payable for the remainder of the Employment Period absent such termination at the rate in effect at the time Notice of Termination is given and (B) all Retention Payments not previously paid and (ii) will provide, except to the extent that TUCHMAN shall receive similar benefits from a subsequent employer, the life, health and similar welfare benefits which TUCHMAN would have been entitled to during the remainder of the Employment Period absent such termination under any such benefit plan of REFAC. Following the termination of TUCHMAN'S employment by TUCHMAN for Good Reason, TUCHMAN shall remain eligible to receive any Success Bonus payable pursuant to Section 5 of this Agreement.

         (f) Mitigation of Payments. TUCHMAN will not be required to mitigate the amount of any lump sum payment or bonus entitlement provided for in this
Section 11 by reducing it by the amount of any compensation earned by TUCHMAN as the result of employment by another employer after the Date of Termination, or otherwise. However, he will be required to mitigate the costs of the other benefits provided for in this Section.

         12. Noncompetition. TUCHMAN will not, except as hereinafter set forth, engage in any Competitive Activity (as hereinafter defined) during the Employment Period. For purposes of this Section, "Competitive Activity" will mean directly or indirectly: owning, managing, controlling, investing in, or otherwise being connected with, in any manner, whether as an officer, director, employee, partner, investor, consultant, lender or otherwise, any business entity or activity which is engaged in, or is in any way related to, the business of establishing, acquiring or administrating manufacturing licenses and joint ventures from or with third parties in the United States; it will also mean the direct or indirect solicitation or representation for any such business purpose of or for any existing or prospective client of REFAC or any of its subsidiaries. Nothing herein contained will prohibit TUCHMAN from (i) investing in securities of a business entity if the securities of such entity are listed for trading on a national securities exchange or traded in the over-the-counter market and TUCHMAN's holdings therein represent less than five (5%) percent of the total number of shares or principal amount of other securities of such entity outstanding or (ii) at any time subsequent to the termination of this Agreement, engaging in the design, development and licensing of children's toys, games, stationery products and characters in or with which REFAC, prior to such termination, shall not have been directly, indirectly or prospectively engaged for REFAC's own account or in the normal course of REFAC's business.

         13. Section 162 (m). In the event that any payment or benefit received or to be received by TUCHMAN in connection with his employment by REFAC would otherwise not be deductible (in whole or part), by REFAC as a result of the operation of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the delivery of the non-deductible portion of such payment or benefit to TUCHMAN by REFAC shall be deferred until the earliest date on which it may be delivered to TUCHMAN without being subject to the limit on deductibility imposed by Section 162(m) of the Code.

         14. Successors; Binding Agreement.

         (a) Should any entity succeed (whether by purchase, merger, consolidation or similar transaction) to all or substantially all of the business and/or assets of REFAC, TUCHMAN shall continue to perform all of his duties and obligations hereunder.

         (b) REFAC will require any successor (whether by purchase, merger, consolidation or similar transaction) to all or substantially all of the business and/or assets of REFAC, by agreement in form and substance reasonably satisfactory to TUCHMAN, to expressly assume and agree to perform this Agreement in substantially the same manner and to substantially the same extent that REFAC would be required to perform it if no such succession had taken place.

         (c) This Agreement and all rights of TUCHMAN hereunder shall inure to the benefit of and be enforceable by TUCHMAN's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If TUCHMAN should die while any amounts would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to TUCHMAN's devisee, legatee, or other designee or, if there be no such designee, to TUCHMAN's estate.

         15. Notice. For the purposes of this Agreement, notices, demands and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or (unless otherwise specified) mailed by United States certified mail, return receipt requested, postage prepaid, addressed as follows:

         If to TUCHMAN:

                  Robert L. Tuchman
                  1 Vultee Drive
                  Florham Park, NJ 07932

         If to REFAC:

                  REFAC
                  The Hudson River Pier
                  115 River Road
                  Edgewater, New Jersey 07020

         Copy to:

                  Skadden, Arps, Slate, Meagher & Flom LLP
                  4 Times Square
                  New York, New York 10036
                  Attention:  Stephen Banker, Esq.

         or to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

         16. Miscellaneous. No provisions of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing signed by TUCHMAN and such other officer of REFAC as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not set forth expressly in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New York without regard to its conflicts of law principles. All compensation payable to TUCHMAN pursuant to this Agreement shall be subject to all applicable withholding taxes, normal payroll withholding and any other amounts required by law to be withheld.

         17. Validity. If any term or provision of this Agreement or the application thereof to any person, entity or circumstance should to any extent be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to any person, entity or circumstance other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement (including, to the extent permitted by law, any such term or provision which has been held to be otherwise invalid or unenforceable) shall be deemed valid and enforceable to the fullest extent permitted by law.

         18. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

         19. Arbitration. Any dispute or controversy arising under or in connection with this Agreement will be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

         20. Confidentiality. As an officer and director of REFAC, TUCHMAN is privy to information generally regarded as confidential and often proprietary with respect to REFAC, its business relationships, negotiations and activities. Such information may include details of REFAC's business and client relationships (past, present and prospective) and related REFAC and client plans, products, property rights, technical and market data.

         By reason of the foregoing:

         (a) TUCHMAN will not at any time divulge or negligently permit the communication of any of the foregoing types of information in any way that could conflict with the interests of REFAC and its clients and the responsibilities of REFAC to its clients and business associates.

         (b) For a period of two (2) years after any Date of Termination, TUCHMAN will not without REFAC's prior written approval by a designated REFAC officer, directly or indirectly, either as a principal, agent, employee or employer or in any other capacity, solicit, serve, engage or assist in the business of any REFAC client or business associate or of any prospective client or business associate with whom REFAC shall have been in contact for business purposes at any time prior to the termination date of TUCHMAN's employment by REFAC.

         (c) For a period of two (2) years after any Date of Termination, neither TUCHMAN nor any company which TUCHMAN directly or indirectly owns, controls or manages shall employ or solicit the employment of any present or future REFAC employee.

         21. Breach of Confidentiality Covenant. Each of the parties hereto acknowledges that in the event of any breach of Section 20 of this Agreement by TUCHMAN, REFAC would be irreparably harmed and could not be made whole by monetary damages. Therefore REFAC, in addition to any other remedy to which it may be entitled at law or in equity, may compel specific performance of
Section 20 of this Agreement. TUCHMAN hereby acknowledges and agrees that the covenants contained in Section 20 of this Agreement are reasonable and fully necessary for the protection of the legitimate interests of REFAC and are not oppressive to the interest of TUCHMAN.

         22. Entire Agreement. This Agreement shall not be effective and shall have no force or effect unless and until the Effective Time occurs. The Prior Agreement shall remain in force and effect in accordance with its terms until the Effective Time. As of the date hereof, this Agreement shall supersede the Third Agreement in its entirety and the Third Agreement shall be of no further force or effect. At the Effective Time, this Agreement shall supersede the Prior Agreement in its entirety and the Prior Agreement shall be of no further force or effect. Under no circumstances shall the consummation of the Merger, shareholder approval thereof or any other event relating thereto be deemed a "Company Sale" for any purposes under the Prior Agreement. Subject to the foregoing, this Agreement sets forth the entire agreement of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements, promises, agreements, arrangements, communications, representations or warranties, whether oral or written, by any officer, employee or representative of any party hereto.

         23. Survival. The obligations of the parties set forth in Sections 3(e), 5 (other than 5(a)), 10(g), 11, 13, 14, 15, 16, 17, 18, 19, 20, 21 and
22 of this Agreement shall survive the expiration of the Employment Period.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of January 23, 2003.


                                                     /s/ Robert L. Tuchman
                                                     ---------------------
                                                      Robert L. Tuchman


                                                    REFAC


                                                      By:    /s/ Ira T. Wender
                                                          ----------------------
                                                          Name:   Ira T. Wender
                                                          Title:  Director

Exhibit 10.3


                              FIRST AMENDMENT TO
                        THE SECOND AMENDED AND RESTATED
                             EMPLOYMENT AGREEMENT
                                    BETWEEN
                               ROBERT L. TUCHMAN
                                      AND
                                     REFAC

         This First Amendment (this "Amendment") to the Second Amended and Restated Employment Agreement (the "Agreement") dated as of March 21, 2002 between REFAC, a Delaware corporation ("REFAC"), and Robert L. Tuchman ("TUCHMAN").

         TUCHMAN is currently employed by REFAC pursuant to the Agreement.

         REFAC entered into an Agreement and Plan of Merger by and among REFAC, Palisade Concentrated Equity Partnership, L.P. ("Palisade") and Palisade Merger Corp. (the "Merger Sub") as amended (the "Merger Agreement") pursuant to which the Merger Sub will merge with and into REFAC and REFAC will become a subsidiary of Palisade.

         TUCHMAN entered into a Fourth Amended and Restated Employment Agreement with REFAC dated January 23, 2003, which, by its terms, shall not be effective until the "Effective Time" (as defined in the Merger Agreement).

         Prior to the Effective Time, the parties hereto desire to continue TUCHMAN's employment upon the terms and conditions set forth in the Agreement, subject to the modifications set forth in this Amendment.

         Effective as of the date hereof, the Agreement shall be amended as follows:

         1. Section 6(b) of the Agreement is hereby amended to read in its entirety as follows:

                  "(b) Incentive Compensation. TUCHMAN shall use reasonable efforts, consistent with prudent and reasonable business judgment, to convert REFAC's assets into cash and securities that can be distributed to REFAC's stockholders. As incentive compensation for this undertaking, upon a Payment Event (as such term is hereinafter defined) TUCHMAN (or in the case of death, TUCHMAN's estate) will be entitled to receive a bonus or bonuses (each, a "Success Bonus") in consideration of his successful performance of the duties described in Section 3(b) hereof equal to 16% of the "Eligible Consideration" (as hereinafter defined) in accordance with the terms of this Section
         6. For purposes of this Agreement, "Payment Event" shall mean (i) each Liquidation (as hereinafter defined) which occurs (A) during the term of this Agreement or (B) after the term of this Agreement provided that TUCHMAN's employment with REFAC is not terminated prior to the expiration of the term of this Agreement (1) by TUCHMAN for any reason other than due to death or Disability (as hereinafter defined) or (2) by REFAC for Cause (as hereinafter defined), and (ii) the occurrence of a Company Sale. In the event that TUCHMAN receives a Success Bonus in respect of a Liquidation or Company Sale, he will remain eligible for additional Success Bonus payments in the event of a subsequent Liquidation (or Liquidations). In the event that TUCHMAN receives a Success Bonus in respect of a Payment Event subsequent to a Liquidation or Company Sale, such amount shall be reduced by the amount of any Success Bonus previously paid to TUCHMAN (hereinafter, the "Offset Adjustment").

                   (1) Eligible Consideration - Liquidation. In the event of each Liquidation, "Eligible Consideration" shall mean the amount, if any, by which the Distributed Amount (as hereinafter defined) exceeds $10 million. "Distributed Amount" shall mean the aggregate amount of cash and the fair market value (as determined by the Board in its sole discretion) of securities that are distributed to REFAC's stockholders (plus the aggregate amount distributed in any prior Liquidation plus the aggregate amount of any compensation paid or payable to TUCHMAN and/or Raymond A. Cardonne, Jr. with respect to this and all prior Liquidations hereunder.

                  (2) Eligible Consideration - Company Sale. In the event of a Company Sale (as hereinafter defined), the Eligible Consideration shall be the amount, if any, by which the Sale Consideration (as hereinafter defined) and any Distributed Amount previously distributed to REFAC's stockholders in connection with a Liquidation exceeds $10 million. "Sale Consideration" shall mean (i) in the case of a Company Sale which results in a merger or the sale of 100% of REFAC's then-outstanding voting securities, the aggregate value of the consideration (which may consist of cash, securities, other property or a combination of the foregoing) actually received by REFAC's stockholders in connection with the consummation of a Company Sale or (ii) in the case of a Company Sale which results in the sale of less than 100% of REFAC's then-outstanding voting securities, the aggregate amount of consideration which would have been received by REFAC's stockholders in connection with the consummation of a Company Sale assuming that the price per-share applicable with respect to such Company Sale was applied to all outstanding voting securities, in each case as determined by the Board in its sole discretion.

         2. Section 6(c) of the Agreement is hereby amended to read in its entirety as follows:

              (c) Calculation of Eligible Consideration. The Board shall have sole responsibility to make all calculations and determinations necessary to the calculation of the Eligible Consideration. In making such calculation, with respect to each Liquidation, once the Distributed Amount exceeds $10 million in the aggregate, TUCHMAN's Success Bonus shall be an amount equal to 20% of such excess amount distributed in such Liquidation. In the case of a Liquidation, the Eligible Consideration shall be calculated immediately prior to each date of an actual distribution to stockholders. In the case of a Company Sale, the Eligible Consideration shall be calculated immediately upon the occurrence of such Company Sale.

         3. The first paragraph of Section 6(d) of the Agreement is hereby amended to read in its entirety as follows:

              (d) Payment of Success Bonus. (i) In the event of a Liquidation, REFAC shall pay TUCHMAN the Success Bonus at the time of the consummation of such Liquidation, regardless of whether such Liquidation occurs after the expiration of the term of this Agreement or whether TUCHMAN is employed by REFAC at the time of such Liquidation. In the event of a Payment Event other than a Liquidation, REFAC shall pay TUCHMAN the Success Bonus as soon as practicable following the occurrence of such Payment Event.

         4. Section 6(f) of the Agreement is hereby amended to read in its entirety as follows:

                  (f) Liquidation Defined. For purposes of this Agreement, a "Liquidation" shall mean a distribution in cash or securities made to the stockholders of REFAC.

         5. Section 10(a) of the Agreement is hereby amended to add a sentence at the end thereof reading in its entirety as follows:

         Following the termination of TUCHMAN'S employment due to Disability, TUCHMAN shall remain eligible to receive any Success Bonus payable pursuant to Section 6 of this Agreement.

         6. Section 10(b) of the Agreement is hereby amended to read in its entirety as follows:

         (b) Death. If TUCHMAN's employment should be terminated by his death, REFAC will (i) pay any accrued salary and other compensation and benefits through the date of death to TUCHMAN's spouse, or, if he leaves no spouse, to his estate, (ii) pay or cause the payment to TUCHMAN's beneficiary, or if he specified no beneficiary, to his estate, the death benefits payable pursuant to REFAC's life insurance program in effect at the date of death, if any, and (iii) pay any Success Bonus payable to TUCHMAN pursuant to Section 6 of this Agreement, to TUCHMAN's spouse, or, if he leaves no spouse, to his estate.

         7. Section 10(d) of the Agreement is hereby amended to add a sentence at the end thereof reading in its entirety as follows:

         Following the termination of TUCHMAN'S employment by REFAC without Cause, TUCHMAN shall remain eligible to receive any Success Bonus payable pursuant to Section 6 of this Agreement.

         8. The Agreement is hereby amended to add a Section at the end thereof reading in its entirety as follows:

                  22. Survival. The obligations of the parties set forth in Sections 3(e), 6 (other than 6(a)), 9(f), 10, 12, 13, 14, 15, 16, 18,
         19, 20 and 21 of this Agreement shall survive the expiration of the term of this Agreement.



         IN WITNESS WHEREOF, the parties have executed this Agreement as of January 23, 2003.


                                                     /s/ Robert L. Tuchman
                                                     ---------------------
                                                      Robert L. Tuchman


                                                    REFAC


                                                      By:    /s/ Ira T. Wender
                                                          ----------------------
                                                          Name:   Ira T. Wender

Exhibit 10.4


                              SECOND AMENDMENT TO
                             EMPLOYMENT AGREEMENT
                                    BETWEEN
                           RAYMOND A. CARDONNE, JR.
                                      AND
                                     REFAC

         This Second Amendment (this "Amendment") to the Employment Agreement dated as of March 21, 2002 between REFAC, a Delaware corporation ("REFAC"), and Raymond A. Cardonne, Jr. ("CARDONNE") as amended dated October 22, 2002 (the "Agreement").

         CARDONNE is currently employed by REFAC pursuant to the Agreement.

         REFAC entered into an Agreement and Plan of Merger by and among REFAC, Palisade Concentrated Equity Partnership, L.P. ("Palisade") and Palisade Merger Corp. (the "Merger Sub") as amended (the "Merger Agreement") pursuant to which the Merger Sub will merge with and into REFAC and REFAC will become a subsidiary of Palisade.

          CARDONNE intends to enter into a Third Amendment to the Agreement dated as of January 23, 2003 (the "First Amendment") which, by its terms, shall not be effective until the "Effective Time" (as defined in the Merger Agreement).

         Prior to the Effective Time, the parties hereto desire to continue CARDONNE's employment upon the terms and conditions set forth in the Agreement, subject to the modifications set forth in this Amendment.

         Effective as of the date hereof, the Agreement shall be amended as follows:

         1. Section 5(b) of the Agreement is hereby amended to read in its entirety as follows:

                  "(b) Incentive Compensation. CARDONNE shall use reasonable efforts, consistent with prudent and reasonable business judgment, to convert REFAC's assets into cash and securities that can be distributed to REFAC's stockholders. As incentive compensation for this undertaking, upon a Payment Event (as such term is hereinafter defined) CARDONNE (or in the case of death, CARDONNE's estate) will be entitled to receive a bonus or bonuses (each, a "Success Bonus") in consideration of his successful performance of the duties described in Section 3(b) hereof equal to 4% of the "Eligible Consideration" (as hereinafter defined) in accordance with the terms of this Section 5. For purposes of this Agreement, "Payment Event" shall mean (i) each Liquidation (as hereinafter defined) which occurs
         (A) during the term of this Agreement or (B) after the term of this Agreement provided that CARDONNE's employment with REFAC is not terminated prior to the expiration of the term of this Agreement (1) by CARDONNE for any reason other than due to death or Disability (as hereinafter defined) or (2) by REFAC for Cause (as hereinafter defined), and (ii) the occurrence of a Company Sale. In the event that CARDONNE receives a Success Bonus in respect of a Liquidation or Company Sale, he will remain eligible for additional Success Bonus payments in the event of a subsequent Liquidation (or Liquidations). In the event that CARDONNE receives a Success Bonus in respect of a Payment Event subsequent to a Liquidation or Company Sale, such amount shall be reduced by the amount of any Success Bonus previously paid to CARDONNE (hereinafter, the "Offset Adjustment").

                   (1) Eligible Consideration - Liquidation. In the event of each Liquidation, "Eligible Consideration" shall mean the amount, if any, by which the Distributed Amount (as hereinafter defined) exceeds $10 million. "Distributed Amount" shall mean the aggregate amount of cash and the fair market value (as determined by the Board in its sole discretion) of securities that are distributed to REFAC's stockholders (plus the aggregate amount distributed in any prior Liquidation plus the aggregate amount of any compensation paid or payable to CARDONNE or Robert L. Tuchman with respect to this and all prior Liquidations hereunder).

                  (2) Eligible Consideration - Company Sale. In the event of a Company Sale (as hereinafter defined), the Eligible Consideration shall be the amount, if any, by which the Sale Consideration (as hereinafter defined) and any Distributed Amount previously distributed to REFAC's stockholders in connection with a Liquidation exceeds $10 million. "Sale Consideration" shall mean (i) in the case of a Company Sale which results in a merger or the sale of 100% of REFAC's then-outstanding voting securities, the aggregate value of the consideration (which may consist of cash, securities, other property or a combination of the foregoing) actually received by REFAC's stockholders in connection with the consummation of a Company Sale or (ii) in the case of a Company Sale which results in the sale of less than 100% of REFAC's then-outstanding voting securities, the aggregate amount of consideration which would have been received by REFAC's stockholders in connection with the consummation of a Company Sale assuming that the price per-share applicable with respect to such Company Sale was applied to all outstanding voting securities, in each case as determined by the Board in its sole discretion.

         2. Section 5(c) of the Agreement is hereby amended to read in its entirety as follows:

              (c) Calculation of Eligible Consideration. The Board shall have sole responsibility to make all calculations and determinations necessary to the calculation of the Eligible Consideration. In making such calculation, with respect to each Liquidation, once the Distributed Amount exceeds $10 million in the aggregate, CARDONNE's Success Bonus shall be an amount equal to 5% of such excess amount distributed in such Liquidation. In the case of a Liquidation, the Eligible Consideration shall be calculated immediately prior to each date of an actual distribution to stockholders. In the case of a Company Sale, the Eligible Consideration shall be calculated immediately upon the occurrence of such Company Sale.

         3. The first paragraph of Section 5(d) of the Agreement is hereby amended to read in its entirety as follows:

              (d) Payment of Success Bonus. (i) In the event of a Liquidation, REFAC shall pay CARDONNE the Success Bonus at the time of the consummation of such Liquidation, regardless of whether such Liquidation occurs after the expiration of the term of this Agreement or whether CARDONNE is employed by REFAC at the time of such Liquidation. In the event of a Payment Event other than a Liquidation, REFAC shall pay CARDONNE the Success Bonus as soon as practicable following the occurrence of such Payment Event.

         4. Section 5(f) of the Agreement is hereby amended to read in its entirety as follows:

                  (f) Liquidation Defined. For purposes of this Agreement, a "Liquidation" shall mean a distribution in cash or securities made to the stockholders of REFAC.

         5. Section 9(a) of the Agreement is hereby amended to add a sentence at the end thereof reading in its entirety as follows:

         Following the termination of CARDONNE'S employment due to Disability, CARDONNE shall remain eligible to receive any Success Bonus payable pursuant to Section 5 of this Agreement.

         6. Section 9(b) of the Agreement is hereby amended to read in its entirety as follows:

         (b) Death. If CARDONNE's employment should be terminated by his death, REFAC will (i) pay any accrued salary and other compensation and benefits through the date of death to CARDONNE's spouse, or, if he leaves no spouse, to his estate, (ii) pay or cause the payment to CARDONNE's beneficiary, or if he specified no beneficiary, to his estate, the death benefits payable pursuant to REFAC's life insurance program in effect at the date of death, if any, and (iii) pay any Success Bonus payable to CARDONNE pursuant to Section 5 of this Agreement, to CARDONNE's spouse, or, if he leaves no spouse, to his estate.

         7. Section 9(d) of the Agreement is hereby amended to add a sentence at the end thereof reading in its entirety as follows:

         Following the termination of CARDONNE'S employment by REFAC without Cause, CARDONNE shall remain eligible to receive any Success Bonus payable pursuant to Section 5 of this Agreement.

         8. The Agreement is hereby amended to add a Section at the end thereof reading in its entirety as follows:

                  22. Survival. The obligations of the parties set forth in Sections 3(e), 5 (other than Section 5(a)), 8(f), 9, 11, 12, 13, 14,
         15, 17, 18, 19 and 20 of this Agreement shall survive the expiration of the term of this Agreement.


         IN WITNESS WHEREOF, the parties have executed this Agreement as of January 23, 2003.


                                                     /s/ Robert L. Tuchman
                                                     ---------------------
                                                      Robert L. Tuchman


                                                    REFAC


                                                      By:    /s/ Ira T. Wender
                                                          ----------------------
                                                          Name:   Ira T. Wender

Exhibit 10.5


                              THIRD AMENDMENT TO
                             EMPLOYMENT AGREEMENT
                                    BETWEEN
                           RAYMOND A. CARDONNE, JR.
                                      AND
                                     REFAC

         This Third Amendment (this "Amendment") to the Employment Agreement dated as of March 21, 2002 between REFAC a Delaware corporation ("REFAC"), and Raymond A. Cardonne, Jr. ("CARDONNE") as amended dated October 22, 2002 and January 23, 2003 (the "Agreement").

         CARDONNE is currently employed by REFAC pursuant to the Agreement.

         REFAC entered into an Agreement and Plan of Merger by and among REFAC, Palisade Concentrated Equity Partnership, L.P. ("Palisade") and Palisade Merger Corp. (the "Merger Sub"), as amended (the "Merger Agreement") pursuant to which the Merger Sub will merge with and into REFAC (the "Merger") and REFAC will become a subsidiary of Palisade.

         CARDONNE entered into a Restatement of the First Amendment to the Agreement which, by its terms, would have been effective as of the "Effective Time" (as defined in the Merger Agreement) but shall instead be superceded by this Amendment as of the date hereof.

         CARDONNE entered into a Second Amendment to the Agreement which, by its terms, is effective as of the date hereof and which shall continue in force, as modified by this Amendment, following the Effective Time.

         Following the Merger, the parties hereto desire to continue CARDONNE's employment upon the terms and conditions set forth in the Agreement, subject to the modifications set forth in this Amendment.

         Effective as of the Effective Time, the Agreement shall be amended as follows:

         1. As of the Effective Time, Section 5 of the Agreement is hereby amended to read in its entirety as follows:

         (a) Base Salary. CARDONNE's salary will be $175,000 per annum. Payment of such salary will be made in accordance with REFAC's customary pay practices for senior officers and will be subject to such payroll deductions as are required by law or by the terms of any applicable benefit plan of REFAC.

         (b) Incentive Compensation. During the Employment Period, CARDONNE shall use reasonable efforts, consistent with prudent and reasonable business judgment, to convert REFAC's assets into cash and securities in order to maximize the payment available to REFAC's stockholders pursuant to Section 2.01(d) of the Merger Agreement. As incentive compensation for this undertaking, CARDONNE (or in the case of death, CARDONNE's estate) will be entitled to receive a bonus (a "Success Bonus") in consideration of his successful performance of his duties described. Such Success Bonus shall be an amount equal to 4% of the "GLDA" (as hereinafter defined), if any, provided, however, that CARDONNE shall not be entitled to such Success Bonus if CARDONNE'S employment is terminated prior to the expiration of the Employment Period (1) by CARDONNE for any reason other than Disability (as hereinafter defined) or death or (2) by REFAC for Cause (as hereinafter defined).

                 As used herein "GLDA" shall mean an amount equal to :

            5. the "Liquid Distributable Assets" as of June 30, 2005, as calculated under Section 2.01(d) of the Merger Agreement, PLUS

            6. any incentive compensation payable to Robert Tuchman and/or CARDONNE, PLUS

            7. any signing bonuses or retention payments previously made to Robert Tuchman and/or CARDONNE LESS

            8.   the sum of $17,843,602.

         (c) Payment of Success Bonus. REFAC shall pay CARDONNE his Success Bonus, if any, at the same time that shareholders become entitled to amounts described in Section 2.01(d) of the Merger Agreement, regardless of whether such Success Bonus becomes payable after the expiration of the Employment Period.

         (d) Signing Bonus. At the "Effective Time" (as defined in the Agreement and Plan of Merger by and among REFAC, Palisade Concentrated Equity Partnership, L.P. ("Palisade") and Palisade Merger Corp. (the "Merger Sub"), as amended, pursuant to which the Merger Sub will merge with and into REFAC (the "Merger")) REFAC will pay CARDONNE a one time cash bonus of $313,744. Under no circumstances shall the consummation of the Merger, shareholder approval thereof or any other event relating thereto give rise to any payment to CARDONNE, except as explicitly provided in this Agreement, as amended through January 23, 2003.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of January 23, 2003.


                                                     /s/ Robert L. Tuchman
                                                     ---------------------
                                                      Robert L. Tuchman


                                                    REFAC


                                                      By:    /s/ Ira T. Wender
                                                          ----------------------
                                                          Name:   Ira T. Wender

Exhibit 10.6

                            FIRST AMENDMENT TO THE
                   REFAC TECHNOLOGY DEVELOPMENT CORPORATION
                           1998 STOCK INCENTIVE PLAN

         WHEREAS, REFAC (formerly known as REFAC Technology Development Corporation), a Delaware corporation ("REFAC") maintains the REFAC Technology Development Corporation 1998 Stock Incentive Plan (the "Plan");

         WHEREAS, REFAC has reserved the right to amend the Plan pursuant to Section (9)(5) thereof;

         WHEREAS, REFAC entered into an Agreement and Plan of Merger by and among REFAC, Palisade Concentrated Equity Partnership, L.P. ("Palisade") and Palisade Merger Corp. (the "Merger Sub"), as amended (the "Merger Agreement") pursuant to which the Merger Sub will merge with and into REFAC and REFAC will become a subsidiary of Palisade;

         WHEREAS, REFAC desires to amend the Plan, effective as of the Effective Time (as defined in the Merger Agreement), to modify certain terms of outstanding stock options held by non-employee directors of REFAC immediately prior to the Effective Time;

         NOW, THEREFORE, the Plan is amended effective as the Effective Time, as follows:

         1. Section (7)(1)(6) of the Plan shall be amended to include a sentence at the end thereof reading, in its entirety, as follows:

         Notwithstanding anything contained in any Award Agreement evidencing the grant of any Option held by a non-employee director of the Company immediately prior to the Effective Time (as defined in the Agreement and Plan of Merger by and among the Company, Palisade Concentrated Equity Partnership, L.P. and Palisade Merger Corp. dated August 19, 2002, as amended) (such Options, collectively, the "Director Options"), in the event that the services of a non-employee director terminate for any reason, all Director Options that are outstanding and held by such non-employee director at the time of such termination shall remain exercisable by such non-employee director, or in the case of such non-employee director's death, by the heirs, distributees, or legal representatives of such non-employee director, for the remainder of the original term of such Director Option.

         2. Except as set forth above, all terms and conditions of the Plan and all Award Agreements (as defined in the Plan) shall remain in full force and effect.


         IN WITNESS WHEREOF, REFAC has caused this Amendment to be executed, effective as of the Effective Time, this 23 day of January, 2003.


REFAC


By:  /s/ Robert L. Tuchman
     --------------------------
     Robert L. Tuchman
     President and Chief Executive Officer